                                                                    EXHIBIT 99.3


                            Agreement of Joint Filing

         Pursuant to Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned persons hereby agree to file with the Securities and Exchange Commission the Statement on Schedule 13D (the "Statement") to which this Agreement is attached as an exhibit, and agree that such Statement, as so filed, is filed on behalf of each of them.

         This Agreement of Joint Filing supersedes and replaces the Agreement of Joint Filing dated May 25, 2004.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement.

Dated:   January 11, 2007

                                     BARINGTON COMPANIES EQUITY PARTNERS, L.P.
                                     By: Barington Companies Investors, LLC,
                                         its general partner

                                     By: /s/ James A. Mitarotonda
                                         --------------------------
                                     Name: James A. Mitarotonda
                                      Title: Managing Member

                                     BARINGTON COMPANIES INVESTORS, LLC


                                     By: /s/ James A. Mitarotonda
                                         --------------------------
                                     Name: James A. Mitarotonda
                                     Title: Managing Member


                                     BARINGTON CAPITAL GROUP, L.P.
                                     By: LNA Capital Corp., its general
                                         partner

                                     By: /s/ James A. Mitarotonda
                                         --------------------------
                                     Name: James A. Mitarotonda
                                     Title: President and CEO

                                     LNA CAPITAL CORP.


                                     By: /s/ James A. Mitarotonda
                                         --------------------------
                                     Name: James A. Mitarotonda
                                     Title: President and CEO


                                     /s/ James A. Mitarotonda
                                     ------------------------
                                     James A. Mitarotonda


                                     STARBOARD VALUE & OPPORTUNITY FUND, LLC
                                     By: Admiral Advisors, LLC, its
                                     managing member

                                     By: /s/ Jeffrey M. Solomon
                                     --------------------------

                                     Name: Jeffrey M. Solomon
                                     Title: Authorized Signatory



                                     ADMIRAL ADVISORS, LLC
                                     By: Ramius Capital Group, L.L.C., its
                                         sole member

                                     By: /s/ Jeffrey M. Solomon
                                     --------------------------

                                     Name: Jeffrey M. Solomon
                                     Title: Authorized Signatory


                                     RAMIUS HALIFAX PARTNERS, L.P.
                                     By: Ramius Capital Group, L.L.C., its
                                     general partner

                                     By: /s/ Jeffrey M. Solomon
                                     --------------------------

                                     Name: Jeffrey M. Solomon
                                     Title: Authorized Signatory



                                     RAMIUS SECURITIES, L.L.C.
                                     By: Ramius Capital Group, L.L.C., its
                                         sole member

                                     By: /s/ Jeffrey M. Solomon
                                     --------------------------

                                     Name: Jeffrey M. Solomon
                                     Title: Authorized Signatory

                                     RAMIUS CAPITAL GROUP, L.L.C.
                                     By: C4S & Co., L.L.C., its Managing Member

                                     By: /s/ Jeffrey M. Solomon
                                     --------------------------

                                     Name: Jeffrey M. Solomon
                                     Title: Managing Member



                                     C4S & CO., L.L.C.

                                     By: /s/ Jeffrey M. Solomon
                                     --------------------------

                                     Name: Jeffrey M. Solomon
                                     Title: Managing Member



                                     /s/ Jeffrey M. Solomon
                                     ----------------------

                                     Jeffrey M. Solomon, for himself and
                                     as Attorney-in-Fact for Peter A.
                                     Cohen, Morgan B. Stark and Thomas W.
                                     Strauss